UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                  Washington, D. C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report       December 1, 1999
(Date of earliest event reported)       November 18, 1999


                      THE BEARD COMPANY
   (Exact name of registrant as specified in its charter)

        Oklahoma                  0-12396                73-0970298
(State or otherjurisdiction     (Commission              (IRS Employer
    of incorporation)            File Number)          Identification No.)

Enterprise Plaza
5600 N. May Avenue
Suite 320
Oklahoma City, Oklahoma                                   73112
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code    (405) 842-2333


                                   N/A
    (Former name or former address, if changed since last report)

Item 2.  Disposition of Assets.

     On November 18, 1999, The Beard Company ("Beard" or the "Company"), Interstate Travel Facilities, Inc. ("ITF") and Toby B. and Cristie R. Tindell ("Tindell" or the "Tindells") entered into agreements which resulted in the disposition of a majority of the assets of the Company's previously discontinued ITF Segment in exchange for the release of certificates of deposit totaling $327,000, the cancellation of $440,000 of debt and accrued interest owed to the Tindells, and the assumption of debt totaling $2,168,000 and accounts payable of $197,000 by the new owner. The disposition was effective at the close of business on August 31, 1999.

     A brief description of the assets involved, three of which are located in the Greater Oklahoma City Metroplex area and the fourth in the Greater Tulsa Metroplex area, is as follows:

  (1) The first property contains a service station, convenience store and a restaurant and is located at 6800 N. I-35 Industrial Boulevard, Guthrie, Oklahoma, at the Seward Road East exit along Interstate Highway 35 ("I-35").

  (2) The second property contains a service station and convenience store and is located in Edmond, Oklahoma, at the Waterloo Road East exit on I-35.

  (3) The third property is presently undeveloped and is located in Edmond, Oklahoma, at the Waterloo Road West exit on I-35.

  (4) The fourth property contains a truck wash and is located in Tulsa, Oklahoma, at 5008 W. 61st Street.

  (5) Additionally, the disposition included all inventory at the locations and two trucks.

  A brief description of the transaction is as follows:

  (1) ITF contributed the four (4) tracts of real property described above to a wholly-owned limited liability company (the "LLC"). ITF was the sole member of the LLC. The LLC assumed all of the outstanding debt and accrued interest against the properties which amounted to approximately $2,123,264 at August 31, 1999.

  (2) Additionally, ITF contributed the inventory and two trucks totaling approximately $154,364 to the LLC. The LLC assumed accounts payable of approximately $197,014 and debt associated with the trucks of approximately $44,536.

  (3) The Tindells exhanged their 6,250 shares of stock in ITF (20% ownership) for all of ITF's membership interest in the LLC.

  (4) A bank which held Certificates of Deposit (the "CD's") totaling $327,070 as collateral for the loans associated with the real properties above released the CD's and assigned them to Beard.

  (5) A fifteen-year, unsecured, 5.93% $543,750 promissory note, valued at approximately $407,000 (discounted using a 10% interest rate) plus approximately $33,000 in accrued interest, to the Tindells has been cancelled.

  (6) Tindell resigned as president and a director of ITF, his employment as president has been terminated and his option to purchase 30% of ITF was cancelled.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

     Not applicable.

(b) Pro Forma financial information.

     Attached as Exhibit 99.

(c)  Exhibits.

The following exhibits are filed herewith:


Exhibit
No.         Description
-------     -----------
10(ee)      Assumption and Modification Agreement effective November
            18, 1999, by and among the Stillwater National Bank and Trust Company, ITF and ToeJoe, L.L.C.

99          Pro Forma Balance Sheet of The Beard Company as of
            September 30, 1999

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE BEARD COMPANY


                                   HERB MEE, JR.
                                   Herb Mee, Jr., President

Dated:  December 1, 1999

                           THE BEARD COMPANY

                             EXHIBIT INDEX

                  Forming a Part of Form 8-K Current Report to the Securities and Exchange Commission

Exhibit
Number    Brief Description                      Method of Filing
-------   -----------------                      ----------------
10(ee)    Assumption and Modification Agreement  Filed herewith electronically

99        Pro Forma Balance Sheet of             Filed herewith electronically
          The Beard Company as of
          September 30, 1999